                                                                     Exhibit 3.2













                             AMENDED AND RESTATED
                                    BYLAWS

                                      OF

                            RMH TELESERVICES, INC.

                             AMENDED AND RESTATED
                                   BYLAWS OF
                            RMH TELESERVICES, INC.

                                TABLE OF CONTENTS

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
ARTICLE I - OFFICES......................................................................................    1

Section 1-1.  Registered Office..........................................................................    1

ARTICLE II - MEETINGS OF SHAREHOLDERS....................................................................    1

Section 2-1.  Place of Meetings of Shareholders..........................................................    1

Section 2-2.  Annual Meeting of Shareholders.............................................................    1
        (a)      Time....................................................................................    1
        (b)      Election of Directors...................................................................    1

Section 2-3.  Special Meetings of Shareholders...........................................................    1

Section 2-4.  Notices of Meetings of Shareholders........................................................    2

Section 2-5.  Quorum of and Action by Shareholders.......................................................    2
        (a)      General Rule............................................................................    2
        (b)      Action by Shareholders..................................................................    2
        (c)      Withdrawal..............................................................................    2
        (d)      Election of Directors at Adjourned Meetings.............................................    2
        (e)      Conduct of Other Business at Adjourned Meetings.........................................    2

Section 2-6.  Adjournments...............................................................................    3
        (a)      General Rule............................................................................    3
        (b)      Lack of Quorum..........................................................................    3
        (c)      Notice of an Adjourned Meeting..........................................................    3

Section 2-7.  Voting List, Voting and Proxies............................................................    3
        (a)      Voting List.............................................................................    3
        (b)      Voting..................................................................................    3
        (c)      Proxies.................................................................................    3
        (d)      Judges of Election......................................................................    3
        (e)      Action by Unanimous Consent of Shareholders.............................................    4
        (f)      Action by Less than Unanimous Consent of Shareholders...................................    4

Section 2-8.  Participation in Meetings by Conference Telephone..........................................    4

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Section 2-9.  Business at Meetings of Shareholders.......................................................    4

ARTICLE III - BOARD OF DIRECTORS.........................................................................    5

Section 3-1..............................................................................................    5
        (a)      General Powers..........................................................................    5
        (b)      Number..................................................................................    5
        (c)      Vacancies...............................................................................    5
        (d)      Removal.................................................................................    5
        (e)      Qualification...........................................................................    6
        (f)      Classified Board of Directors...........................................................    6
Section 3-2.  Place of Meetings..........................................................................    6

Section 3-3.  Regular Meetings...........................................................................    6

Section 3-4.  Special Meetings...........................................................................    6

Section 3-5.  Participation in Meetings by Conference Telephone..........................................    6

Section 3-6.  Notices of Meetings of Board of Directors..................................................    7
        (a)      Regular Meetings........................................................................    7
        (b)      Special Meetings........................................................................    7

Section 3-7.  Quorum; Action by the Board of Directors...................................................    7

Section 3-8.  Informal Action by the Board of Directors..................................................    7

Section 3-9.  Committees.................................................................................    7
        (a)      Establishment and Powers................................................................    7
        (b)      Alternate Members.......................................................................    8
        (c)      Term....................................................................................    8
        (d)      Status of Committee Action..............................................................    8

Section 3-10.  Nomination................................................................................    8

ARTICLE IV - OFFICERS....................................................................................    9

Section 4-1.  Election and Office........................................................................    9

Section 4-2.  Term.......................................................................................    9

Section 4-3.  Powers and Duties of the Chairman of the Board.............................................    9

Section 4-4.  Powers and Duties of the Chief Executive Officer...........................................    9


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
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Section 4-5.  Powers and Duties of the President.........................................................   10

Section 4-6.  Powers and Duties of the Secretary.........................................................   10

Section 4-7.  Powers and Duties of the Treasurer.........................................................   10

Section 4-8.  Powers and Duties of Vice Chairmen of the Board, Vice Presidents and Assistant Officers....   10

Section 4-9.  Delegation of Office.......................................................................   11

Section 4-10.  Vacancies.................................................................................   11

ARTICLE V - CAPITAL STOCK................................................................................   11

Section 5-1.  Share Certificates.........................................................................   11
        (a)      Execution...............................................................................   11
        (b)      Designations, etc.......................................................................   11
        (c)      Fractional Shares.......................................................................   11
Section 5-2.  Transfer of Shares.........................................................................   11

Section 5-3.  Determination of Shareholders of Record....................................................   12
        (a)      Fixing Record Date......................................................................   12
        (b)      Determination when No Record Date Fixed.................................................   12
        (c)      Certification by Nominee................................................................   12

Section 5-4.  Lost Share Certificates....................................................................   13
Section 5-5.  Uncertificated Shares......................................................................   13

ARTICLE VI - NOTICES - COMPUTING TIME PERIODS............................................................   13

Section 6-1.  Contents of Notice.........................................................................   13

Section 6-2.  Method of Notice...........................................................................   13

Section 6-3.  Computing Time Periods.....................................................................   14
        (a)      Days to be Counted......................................................................   14
        (b)      One Day Notice..........................................................................   14

Section 6-4.  Waiver of Notice...........................................................................   14

ARTICLE VII - LIMITATION OF DIRECTORS' LIABILITY ANDINDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER
PERSONS..................................................................................................   14

Section 7-1.  Limitation of Directors' Liability.........................................................   14


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
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Section 7-2.  Indemnification and Insurance..............................................................   15
        (a)      Indemnification of Directors and Officers...............................................   15
        (b)      Indemnification of Employees and Other Persons..........................................   15
        (c)      Non-Exclusivity of Rights...............................................................   16
        (d)      Insurance...............................................................................   16
        (e)      Fund For Payment of Expenses............................................................   16

Section 7-3.  Amendment..................................................................................   16

Section 7-4.  Changes in Pennsylvania Law................................................................   16

ARTICLE VIII - FISCAL YEAR...............................................................................   17

Section 8-1.  Determination of Fiscal Year...............................................................   17

ARTICLE IX - AMENDMENTS..................................................................................   17

Section 9-1..............................................................................................   17
        (a)      Shareholders............................................................................   17
        (b)      Board of Directors......................................................................   17

Section 9-2.  Special Provision for Amending Classified Board.............................................  17

Section 9-3.  Amendment of Bylaws by Independent Directors................................................  17

ARTICLE X.  AMENDMENTS TO ARTICLES OF INCORPORATION.......................................................  18

Section 10.1.  Amendments by Independent Directors........................................................  18

ARTICLE XI.  INTERPRETATION OF BYLAWS -- SEPARABILITY.....................................................  18

Section 11-1.  Interpretation.............................................................................  18

Section 11-2.  Separability...............................................................................  18

ARTICLE XII.  DETERMINATIONS BY THE BOARD.................................................................  18

Section 12-1.  Effect of Board Determinations.............................................................  18

                             AMENDED AND RESTATED
                                   BYLAWS OF

                            RMH TELESERVICES, INC.


                              ARTICLE I - OFFICES
                              -------------------

           Section 1-1. Registered Office. The registered office of the
           -----------  -----------------
Corporation shall be located within the Commonwealth of Pennsylvania at such place as the Board of Directors (hereinafter referred to as the "Board of Directors" or the "Board") shall determine from time to time.

                     ARTICLE II - MEETINGS OF SHAREHOLDERS
                     -------------------------------------

           Section 2-1. Place of Meetings of Shareholders. Meetings of
           -----------  ---------------------------------
shareholders shall be held at such places, within or without the Commonwealth of Pennsylvania, as may be fixed from time to time by the Board of Directors. If no such place is fixed by the Board of Directors, meetings of the shareholders shall be held at the registered office of the Corporation.

           Section 2-2.  Annual Meeting of Shareholders.
           -----------   ------------------------------

                     (a)  Time.  A meeting of the shareholders of the
                          ----
Corporation shall be held in each calendar year at such time as the Board of Directors may determine.

                     (b)  Election of Directors.  At such annual meeting,
                          ---------------------
there shall be held an election of Directors.

           Section 2-3.  Special Meetings of Shareholders.  Except as expressly
           -----------   --------------------------------
required by law, special meetings of the shareholders may be called at any time only by:

                     (a) the Chairman of the Board, if any, and otherwise by such officer who is then serving as the Chief Executive Officer of the Corporation; or

                     (b)  the Board of Directors.

           Upon the written request of any person who has called a special meeting, under these Bylaws or applicable law, which request specifies the general nature of the business to be transacted at such meeting, it shall be the duty of the Secretary to fix the time and place of such meeting, which shall be held not less than five nor more than 60 days after the receipt of such request, and to give due notice thereof as required by Section 2-4 hereof. If the Secretary neglects or refuses to fix the time and place of such meeting, the person or persons calling the meeting may do so.

           Section 2-4. Notices of Meetings of Shareholders. Written notice,
           -----------  -----------------------------------
complying
with Article VI of these Bylaws, stating the place and time and, in the case of special meetings, the general nature of the business to be transacted at any meeting of the shareholders shall be given to each shareholder of record entitled to vote at the meeting, except as provided in Section 1707 of the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania BCL"), at least five days prior to the day named for the meeting, provided that notice shall be given at least ten days prior to the day named for a meeting to consider a fundamental change under Chapter 19 of the Pennsylvania BCL. Such notices may be given by, or at the direction of, the Secretary or other authorized person. If the Secretary or other authorized person neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

           Section 2-5.  Quorum of and Action by Shareholders.
           -----------   ------------------------------------

                   (a)    General Rule.  Except as provided in subsections (c),
                          ------------
(d) and (e) of this Section 2-5, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter.

                   (b)    Action by Shareholders.  Whenever any corporate
                          ----------------------
action is to be taken by vote of the shareholders of the Corporation at a duly organized meeting of shareholders, it shall be authorized by a majority of the votes cast at the meeting by the holders of shares entitled to vote thereon.

                   (c)    Withdrawal.  The shareholders present at a duly
                          ----------
organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                   (d)    Election of Directors at Adjourned Meetings.  In the
                          -------------------------------------------
case of any meeting called for the election of Directors, those shareholders who attend a meeting called for the election of Directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in subsection (a), shall nevertheless constitute a quorum for the purpose of electing Directors.

                   (e)    Conduct of Other Business at Adjourned Meetings.
                          -----------------------------------------------
Those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in subsection (a) shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

           Section 2-6.  Adjournments.
           -----------   ------------

                   (a)    General Rule.  Adjournments of any regular or special
                          ------------
meeting of shareholders, including one at which directors are to be elected, may be taken for such periods as the shareholders present and entitled to vote shall direct.

                   (b)    Lack of Quorum.  If a meeting cannot be organized
                          --------------
because a quorum has not attended, those present may, except as otherwise provided in this Section 2-6, adjourn the meeting to such time and place as they may determine.

                   (c)    Notice of an Adjourned Meeting.  When a meeting of
                          ------------------------------
shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.

           Section 2-7.  Voting List, Voting and Proxies.
           -----------   -------------------------------

                   (a)    Voting List.  The officer or agent having charge of
                          -----------
the transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list the Corporation may make the information therein available at the meeting by any other means.

                   (b)    Voting.  Except as otherwise specifically provided by
                          ------
law, all matters coming before the meeting shall be determined by a vote of shares. Such vote shall be taken by voice unless a shareholder demands, before the vote begins, that it be taken by ballot.

                   (c)    Proxies.  At all meetings of shareholders,
                          -------
shareholders entitled to vote may attend and vote either in person or by proxy. Every proxy shall be executed in writing by the shareholder or by such shareholder's duly authorized attorney-in-fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest (as defined in Section 1759(d) of the Pennsylvania BCL), shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the Corporation.

                   (d)    Judges of Election.  In advance of any meeting of
                          ------------------
shareholders of the Corporation, the Board of Directors may appoint one or three Judges of Election, who need not be shareholders and who will have such duties as provided in Section 1765(a)(3) of the Pennsylvania BCL, to act at the meeting or any adjournment thereof. If one or three Judges of Election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint one or three Judges of Election at the meeting. In case any person appointed as a Judge of Election fails to appear or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer. A person who is a candidate for office to be filled at the meeting shall not act as a Judge of Election. Unless the Pennsylvania BCL permits otherwise, this Section 2-7(d) may be modified only by a Bylaw amendment adopted by the shareholders.

                   (e)    Action by Unanimous Consent of Shareholders.  Any
                          -------------------------------------------
action required or permitted to be taken at a meeting of the shareholders or a class of shareholders may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto in writing (executed personally or by proxy), shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book.

                   (f)    Action by Less than Unanimous Consent of Shareholders.
                          -----------------------------------------------------
If the Corporation's Articles of Incorporation (the "Articles") so provide, any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the Secretary of the Corporation and prompt written notice of such action shall be given to each shareholder entitled to vote thereon who has not consented thereto. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book. Unless a later effective date is provided therefor, the action shall become effective immediately.

                Section 2-8. Participation in Meetings by Conference
                -----------  ---------------------------------------
Telephone. The Board may provide by resolution with respect to a particular
---------
meeting that one or more persons may participate in that meeting of the shareholders, be counted for the purposes of determining a quorum and exercise all rights and privileges to which such person might be entitled were such person personally in attendance, including the right to vote, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Unless the Board so permits by resolution, or the presiding officer of the meeting so permits, no person may participate in a meeting of the shareholders by means of conference telephone or similar communications equipment.

                Section 2-9. Business at Meetings of Shareholders. Except as
                -----------  ------------------------------------
otherwise provided by law or in these Bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be conducted at any meeting of the shareholders shall be appropriate for consideration at a meeting of shareholders and shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors or the presiding officer of the meeting, or (c) have been specified in a written notice (a "Shareholder Meeting Notice") given to the Corporation, in accordance with all of the following requirements, by or on behalf of any shareholder who shall have been a shareholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat. Each Shareholder Meeting Notice must be delivered personally to, or be mailed to and received by, the Corporation, addressed to the attention of the Chief Executive Officer at the principal executive offices of the Corporation in accordance with the time periods set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor provisions thereto, except that for the 1997 annual meeting of shareholders, the Shareholders' Meeting Notice must be received by the Corporation no later than the close of business on February 28, 1997. Each Shareholder Meeting Notice shall set forth a general description of each item of business proposed to be brought before the meeting, the name and address of the shareholder proposing to bring such item of business before the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting. The presiding officer of the meeting may refuse to consider any business that shall be brought before any meeting of shareholders of the Corporation otherwise than as provided in this Section 2-9.

                       ARTICLE III - BOARD OF DIRECTORS
                       --------------------------------

                  Section 3-1.
                  -----------

                           (a)   General Powers.  Except as otherwise provided
                                 --------------
by law and these Bylaws, all powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Unless the Pennsylvania BCL permits otherwise, this Section 3-1(a) may be modified only by a Bylaw amendment adopted by the shareholders.

                           (b)   Number.  The number of members of the Board of
                                 ------
Directors shall be five (5), or such other greater number as may from time to time (i) be determined by the Board of Directors, or (ii) be set forth in a notice of a meeting of shareholders called for the election of a full Board of Directors.

                           (c)   Vacancies.  Each Director shall hold office
                                 ---------
until the expiration of the term for which he was selected and until his successor has been selected and qualified or until his earlier death, resignation or removal. Any vacancies on the Board of Directors, including vacancies resulting from an increase in the number of Directors, may be filled by a majority vote of the remaining member(s) of the Board (though less than a quorum) or by the shareholders and each person so selected shall be a Director to serve for the balance of the unexpired term.

                           (d)   Removal.  The entire Board of Directors, or
                                 -------
any class of the Board, or any individual Director may be removed from office only for cause by vote of the shareholders entitled to vote thereon. Unless the Pennsylvania BCL permits otherwise, this Section 3-1(d) may be modified only by a Bylaw amendment adopted by the shareholders.

                           (e)    Qualification.  A Director must be a natural
                                  -------------
 person at least 18 years of age.

                           (f)    Classified Board of Directors.  The Directors
                                  -----------------------------
 shall be classified, in respect of the time for which they shall severally hold office, into three classes which shall be as nearly equal in number as possible and shall consist of:

                                 (i)    Class I directors who thereafter shall
serve until the 1997 annual meeting of shareholders and until their successors are duly elected and qualified and thereafter shall be elected to a three-year term;

                                 (ii)   Class II directors who shall serve until
the 1998 annual meeting of shareholders and their successors shall be duly elected and qualified and thereafter shall be elected to a three-year term; and

                                 (iii)  Class III directors who shall serve
until the 1999 annual meeting of shareholders and until their successors are duly elected and qualified and thereafter shall be elected to a three-year term.

                  Section 3-2. Place of Meetings. Meetings of the Board of
                  -----------  -----------------
Directors may be held at such place within or without the Commonwealth of Pennsylvania as a majority of the Directors may appoint from time to time or as may be designated in the notice of the meeting.

                  Section 3-3. Regular Meetings. A regular meeting of the Board
                  -----------  ----------------
of Directors shall be held annually, immediately following the annual meeting of the shareholders, at the place where such meeting of the shareholders is held or at such other place and time as a majority of the Directors in office after the annual meeting of shareholders may designate. At such meeting, the Board of Directors shall elect officers of the Corporation. In addition to such regular meeting, the Board of Directors shall have the power to fix by resolution the place and time of other regular meetings of the Board.

                  Section 3-4. Special Meetings. Special meetings of the Board
                  -----------  ----------------
of Directors shall be held whenever ordered by the Chairman of the Board, if any (and, if there is no Chairman of the Board, by such officer serving as Chief Executive Officer), by a majority of the executive committee, if any, or by a majority of the Directors in office.

                  Section 3-5. Participation in Meetings by Conference
                  -----------  ---------------------------------------
Telephone. Any Director may participate in any meeting of the Board of Directors
---------
or of any committee (provided such Director is otherwise entitled to participate), be counted for the purpose of determining a quorum thereof and exercise all rights and privileges to which such Director might be entitled were he or she personally in attendance, including the right to vote, or any other rights attendant to presence in person at such meeting, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                  Section 3-6.  Notices of Meetings of Board of Directors.
                  -----------   -----------------------------------------

                           (a)   Regular Meetings.  No notice shall be required
                                 ----------------
to be given of any regular meeting, unless the same is held at other than the place or time for holding such meeting as fixed in accordance with Section 3-3 of these Bylaws, in which event two days' notice shall be given of the place and time of such meeting complying with Article VI of these Bylaws.

                           (b)   Special Meetings.  Written notice stating the
                                 ----------------
place and time of any special meeting of the Board of Directors shall be sufficient if given at least one day, as provided in Article VI, in advance of the time fixed for the meeting.

                  Section 3-7. Quorum; Action by the Board of Directors. A
                  -----------  ----------------------------------------
majority of the Directors in office shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the Directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors. If there is no quorum present at a duly convened meeting of the Board of Directors, the majority of those present may adjourn the meeting from time to time and place to place.

                  Section 3-8. Informal Action by the Board of Directors. Any
                  -----------  -----------------------------------------
action required or permitted to be taken at a meeting of the Directors, or of the members of any committee of the Board of Directors, may be taken without a meeting if, prior or subsequent to the action, a written consent or consents thereto by all of the Directors in office (or members of the committee with respect to committee action) is filed with the Secretary of the Corporation. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book.

                  Section 3-9.  Committees.
                  -----------   ----------

                           (a)   Establishment and Powers.  The Board of
                                 ------------------------
Directors of the Corporation may, by resolution adopted by a majority of the Directors in office, establish one or more committees to consist of one or more Directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws, shall have and may exercise all of the powers and authority of the Board of Directors, except that a committee shall not have any power or authority as to the following:

                                 (i)   The submission to shareholders of any
action requiring approval of shareholders under the Pennsylvania BCL.

                                 (ii)  The creation or filling of vacancies in
the Board of Directors.

                                 (iii) The adoption, amendment or repeal of the
Bylaws.

                                 (iv)  The amendment or repeal of any resolution
of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors.

                                 (v)   Action on matters committed by the Bylaws
or resolution of the Board of Directors to another committee of the Board of Directors.

                           (b)   Alternate Members.  The Board of Directors may
                                 -----------------
designate one or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purpose of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

                           (c)   Term.  Each committee of the Board of
                                 ----
Directors shall serve at the pleasure of the Board of Directors.

                           (d)   Status of Committee Action.  The term "Board
                                 --------------------------
of Directors" or "Board", when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any executive or other committee of the Board of Directors. Any provision of these Bylaws relating or referring to action to be taken by the Board of Directors or the procedure required therefor shall be satisfied by the taking of corresponding action by a committee of the Board of Directors to the extent authority to take the action has been delegated to the committee pursuant to this Section.

                  Section 3-10.  Nomination. Notwithstanding the provisions of
                  ------------   ----------
Section 2-9 (dealing with the business at shareholder meetings), nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder of record entitled to vote in the election of Directors generally at the record date of the meeting and also on the date of the meeting at which Directors are to be elected. However, any shareholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such shareholder's intention to make such nomination or nominations has been delivered personally to, or been mailed to and received by the Corporation at, the principal executive offices of the Corporation addressed to the attention of the Chief Executive Officer in accordance with the time periods set forth in Rule 14a-8 under the Exchange Act or any successor provisions thereto, except that for the 1997 annual meeting of shareholders the notice must be received by the Corporation no later than the close of business on February 28, 1997. Each such notice shall set forth: (a) the name and address of the shareholder intending to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the address and principal occupation for the past five years of each nominee; and (d) the written consent of each nominee to serve as a Director of the Corporation if so elected. The presiding officer of the meeting may declare invalid any nomination not made in compliance with the foregoing procedure.

                              ARTICLE IV - OFFICERS
                              ---------------------

                  Section 4-1. Election and Office. The Corporation shall have a
                  -----------  -------------------
President, a Secretary and a Treasurer who shall be elected by the Board of Directors. The Board of Directors may elect as additional officers a Chairman of the Board, one or more Vice Chairmen of the Board, one or more Vice Presidents, and one or more other officers or assistant officers. Any number of offices may be held by the same person. The President and the Secretary shall be natural persons of the age of 18 years or older. The Treasurer may be a corporation, but if a natural person shall be of the age of 18 years or older.

                  Section 4-2. Term. The officers and assistant officers shall
                  -----------  ----
each serve at the pleasure of the Board of Directors until the first meeting of the Board of Directors following the next annual meeting of shareholders, unless removed from office by the Board of Directors during their respective tenures. Officers may, but need not, be Directors.

                  Section 4-3. Powers and Duties of the Chairman of the Board.
                  -----------  ----------------------------------------------
Unless otherwise determined by the Board of Directors, the Chairman of the Board, if any, shall preside at all meetings of Directors. The Chairman of the Board shall have such other powers and perform such further duties as may be assigned to such officer by the Board of Directors, including, without limitation, acting as Chief Executive Officer of the Corporation. To be eligible to serve, the Chairman of the Board must be a Director of the Corporation.

                  Unless otherwise determined by the Board of Directors, the Chairman of the Board shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the shareholders of any corporation in which this Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all the rights and powers incident to the ownership of such stock and which, as the owner thereof, the Corporation might have possessed and exercised. The Chairman of the Board shall also have the right to delegate such power.


                  Section 4-4. Powers and Duties of the Chief Executive Officer.
                  -----------  ------------------------------------------------
Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have the usual duties of an executive officer with general supervision over and direction of the affairs of the Corporation. In the exercise of these duties and subject to the actions of the Board of Directors, the Chief Executive Officer, in consultation with the President if the Chief Executive Officer is not also the President, may appoint, suspend, and discharge employees, agents and assistant officers, fix the compensation of all officers and assistant officers, shall preside at all meetings of the shareholders at which the Chief Executive Officer shall be present and, unless there is a Chairman of the Board, shall preside at all meetings of the Board of Directors. The Chief Executive Officer shall also do and perform such other duties as from time to time may be assigned to the Chief Executive Officer by the Board of Directors.

                  Section 4-5. Powers and Duties of the President. The President
                  -----------  ----------------------------------
shall be the Chief Executive Officer of the Corporation unless the Chairman of the Board or any Vice Chairman is serving as Chief Executive Officer, in which event the President shall be chief operating officer of the Corporation. In the exercise of these duties and subject to the actions of the Board of Directors, the President, in consultation with the Chief Executive Officer if the President is not also the Chief Executive Officer, may appoint, suspend, and discharge employees, agents and assistant officers, fix the compensation of all agents and assistant officers, and shall also do such other duties as from time to time may be assigned to the President by the Board of Directors.

                  Section 4-6. Powers and Duties of the Secretary. Unless
                  -----------  ----------------------------------
otherwise determined by the Board of Directors, the Secretary shall be responsible for the keeping of the minutes of all meetings of the Board of Directors and the shareholders, in books provided for that purpose, and for the giving and serving of all notices for the Corporation. The Secretary shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned to the Secretary by the Board of Directors. The minute books of the Corporation may be held by a person other than the Secretary.

                  Section 4-7. Powers and Duties of the Treasurer. Unless
                  -----------  ----------------------------------
otherwise determined by the Board of Directors, the Treasurer shall have charge of all the funds and securities of the Corporation which may come into such officer's hands. When necessary or proper, unless otherwise determined by the Board of Directors, the Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation to such banks or depositories as the Board of Directors may designate and may sign all receipts and vouchers for payments made to the Corporation. The Treasurer shall sign all checks made by the Corporation, except when the Board of Directors shall otherwise direct. The Treasurer shall be responsible for the regular entry in books of the Corporation to be kept for such purpose of a full and accurate account of all funds and securities received and paid by the Treasurer on account of the Corporation. Whenever required by the Board of Directors, the Treasurer shall render a statement of the financial condition of the Corporation. The Treasurer shall have such other powers and shall perform the duties as may be assigned to such officer from time to time by the Board of Directors. The Treasurer shall give such bond, if any, for the faithful performance of the duties of such office as shall be required by the Board of Directors.

                  Section 4-8. Powers and Duties of Vice Chairmen of the Board,
                  -----------  -----------------------------------------------
Vice Presidents and Assistant Officers. Unless otherwise determined by the Board
--------------------------------------
of Directors, each Vice Chairman, Vice President and each assistant officer shall have the powers and perform the duties of his or her respective superior officer or have such other powers or perform such other duties as may be assigned to such officer by the Board of Directors, including without limitation, in the case of Vice Chairman of the Board, acting as Chief Executive Officer of the Corporation. Vice Presidents and assistant officers shall have such rank as may be designated by the Board of Directors. Vice Presidents may be designated as having responsibility for a specific area of the Corporation's affairs, in which event such Vice President shall be superior to the other Vice Presidents in relation to matters within his or her area. The President shall be the superior officer of the Vice Presidents. The Chairman of the Board shall be the superior officer of the Vice Chairmen. The Treasurer and Secretary shall be the superior officers of the Assistant Treasurers and Assistant Secretaries, respectively.

                  Section 4-9.  Delegation of Office.  The Board of Directors
                  -----------   --------------------
may delegate the powers or duties of any officer of the Corporation to any other person from time to time.

          Section 4-10. Vacancies. The Board of Directors shall have the power
          ------------  ---------
to fill any vacancies in any office occurring for any reason.

                           ARTICLE V - CAPITAL STOCK
                           -------------------------

          Section 5-1.  Share Certificates.
          -----------   ------------------

               (a) Execution. Except as otherwise provided in Section 5-5, the
                   ---------
shares of the Corporation shall be represented by certificates. Unless otherwise provided by the Board of Directors, every share certificate shall be signed by two officers and sealed with the corporate seal, which may be a facsimile, engraved or printed, but where such certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. The provisions of this
Section 5-1 shall be subject to any inconsistent or contrary agreement at the time between the Corporation and any transfer agent or registrar.

               (b) Designations, etc. To the extent the Corporation is
                   -----------------
authorized to issue shares of more than one class or series, every certificate shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the Corporation will furnish to any shareholder upon request and without charge) a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

               (c) Fractional Shares. Except as otherwise determined by the
                   -----------------
Board of Directors, shares or certificates therefor may be issued as fractional shares for shares held by any dividend reinvestment plan or employee benefit plan created or approved by the Corporation's Board of Directors, but not by any other person.

          Section 5-2.  Transfer of Shares. Transfer of shares shall be made on
          -----------   ------------------
the books of the Corporation only upon surrender of the share certificate, duly endorsed or with duly executed stock powers attached and otherwise in proper form for transfer, which certificate shall be canceled at the time of the transfer.

          Section 5-3.  Determination of Shareholders of Record.
          -----------   ---------------------------------------

               (a) Fixing Record Date. The Board of Directors of the Corporation
                   ------------------
may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the Corporation after any record date fixed as provided in this subsection. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date for the adjourned meeting.

               (b)  Determination when No Record Date Fixed. If a record date is
                    ---------------------------------------
not fixed:

                    (i) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

                    (ii) The record date for determining shareholders entitled to express consent or dissent to corporate action in writing without a meeting, when prior action by the Board of Directors is not necessary, shall be the close of business on the day on which the first written consent or dissent is filed with the Secretary of the Corporation.

                    (iii) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

               (c)  Certification by Nominee. The Board of Directors may adopt a
                    ------------------------
procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. The resolution of the Board of Directors may set forth:

                    (i)   the classification of shareholder who may certify;

                    (ii) the purpose or purposes for which the certification may be made;

                    (iii) the form of certification and information to be contained therein;

                    (iv) if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and

                    (v) such other provisions with respect to the procedure as are deemed necessary or desirable.

                    Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

          Section 5-4. Lost Share Certificates. Unless waived in whole or in
          -----------  -----------------------
part by the Board of Directors, any person requesting the issuance of a new certificate in lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate shall (a) give to the Corporation his or her bond of indemnity with an acceptable surety, and (b) satisfy such other requirements as may be imposed by the Corporation. Thereupon, a new share certificate shall be issued to the registered owner or his or her assigns in lieu of the alleged lost, destroyed, mislaid or wrongfully taken certificate, provided that the request therefor and issuance thereof have been made before the Corporation has notice that such shares have been acquired by a bona fide purchaser.

          Section 5-5. Uncertificated Shares. Notwithstanding anything herein to
          -----------  ---------------------
the contrary, any or all classes and series of shares, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof, a written notice containing the information required to be set forth or stated on certificates. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical. Notwithstanding anything herein to the contrary, the provisions of Section 5-2 shall be inapplicable to uncertificated shares and in lieu thereof the Board of Directors shall adopt alternative procedures for registration of transfers.

                 ARTICLE VI - NOTICES - COMPUTING TIME PERIODS
                 ---------------------------------------------

          Section 6-1. Contents of Notice. Whenever any notice of a meeting is
          -----------  ------------------
required to be given pursuant to these Bylaws or the Articles or otherwise, the notice shall specify the place and time of the meeting; in the case of a special meeting of shareholders or where otherwise required by law or the Bylaws, the general nature of the business to be transacted at such meeting; and any other information required by law.

          Section 6-2. Method of Notice. Whenever written notice is required to
          -----------  ----------------
be given to any person under the provisions of the Articles or these Bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to such person's address (or to such person's telex, TWX, telecopier or telephone number) appearing on the books of the Corporation or, in the case of Directors, supplied by such Director to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex, telecopier or TWX, when dispatched. Except as otherwise provided herein, or as otherwise directed by the Board of Directors, notices of meetings may be given by, or at the direction of, the Secretary.

          Section 6-3.  Computing Time Periods.
          -----------   ----------------------

               (a) Days to be Counted. In computing the number of days for
                   ------------------
purposes of these Bylaws, all days shall be counted, including Saturdays, Sundays or a holiday on which national banks are or may elect to be closed (a "Holiday"); provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. In computing the number of days for the purpose of giving notice of any meeting, the date upon which the notice is given shall be counted but the day set for the meeting shall not be counted.

               (b) One Day Notice. In any case where only one day's notice is
                   --------------
being given, notice must be given at least 24 hours in advance by delivery in person, telephone, telex, TWX, telecopier or similar means of communication.

          Section 6-4. Waiver of Notice. Whenever any notice is required to be
          -----------  ----------------
given by law or the Articles or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by law or the next sentence, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted. Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

             ARTICLE VII - LIMITATION OF DIRECTORS' LIABILITY AND
           INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS
           --------------------------------------------------------

          Section 7-1. Limitation of Directors' Liability. No Director of the
          -----------  ----------------------------------
Corporation shall be personally liable for monetary damages as such for any action taken or any failure to take any action unless: (a) the Director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the Pennsylvania BCL, and (b) the breach or failure to perform constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this Section shall not apply to the responsibility or liability of a Director pursuant to any criminal statute, or to the liability of a Director for the payment of taxes pursuant to local, Pennsylvania or federal law.

          Section 7-2. Indemnification and Insurance.
          -----------  -----------------------------

               (a)  Indemnification of Directors and Officers.
                    -----------------------------------------

                    (i) Each Indemnitee (as defined below) shall be indemnified and held harmless by the Corporation for all actions taken by him or her and for all failures to take action (regardless of the date of any such action or failure to take action) to the fullest extent permitted by Pennsylvania law against all expense, liability and loss (including without limitation attorneys fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding (as defined below). No indemnification pursuant to this Section shall be made, however, in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted wilful misconduct or recklessness.

                    (ii) The right to indemnification provided in this Section shall include the right to have the expenses incurred by the Indemnitee in defending any Proceeding paid by the Corporation in advance of the final disposition of the Proceeding to the fullest extent permitted by Pennsylvania law; provided that, if Pennsylvania law continues so to require, the payment of such expenses incurred by the Indemnitee in advance of the final disposition of a Proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced without interest if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section or otherwise.

                    (iii) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a Director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

                    (iv) For purposes of this Article, (A) "Indemnitee" shall mean each Director or officer of the Corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding, by reason of the fact that he or she is or was a Director or officer of the Corporation or is or was serving in any capacity at the request or for the benefit of the Corporation as a Director, officer, employee, agent, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise; and (B) "Proceeding" shall mean any threatened, pending or completed action, suit or proceeding (including without limitation an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, investigative or through arbitration.

               (b)  Indemnification of Employees and Other Persons. The
                    ----------------------------------------------
Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees. To the extent that an employee or agent of the Corporation has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

               (c)  Non-Exclusivity of Rights. The rights to indemnification and
                    -------------------------
to the advancement of expenses provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles or Bylaws, agreement, vote of shareholders or Directors, or otherwise.

               (d)  Insurance. The Corporation may purchase and maintain
                    ---------
insurance,
at its expense, for the benefit of any person on behalf of whom insurance is permitted to be purchased by Pennsylvania law against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person under Pennsylvania or other law. The Corporation may also purchase and maintain insurance to insure its indemnification obligations whether arising hereunder or otherwise.

               (e) Fund For Payment of Expenses. The Corporation may create a
                   ----------------------------
fund of any nature, which may, but need not be, under the control of a trustee, or otherwise may secure in any manner its indemnification obligations, whether arising hereunder, under the Articles, by agreement, vote of shareholders or Directors, or otherwise.

          Section 7-3. Amendment. The provisions of this Article VII relating to
          -----------  ---------
the limitation of Directors' liability, to indemnification and to the advancement of expenses shall constitute a contract between the Corporation and each of its Directors and officers which may be modified as to any Director or officer only with that person's consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any Director or officer shall apply to such Director or officer only on a prospective basis, and shall not reduce any limitation on the personal liability of a Director of the Corporation, or limit the rights of an Indemnitee to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article so as either to reduce the limitation of Directors' liability or limit indemnification or the advancement of expenses in any manner unless adopted by (a) the unanimous vote of the Directors of the Corporation then serving, or (b) the affirmative vote of shareholders entitled to cast not less than a majority of the votes that all shareholders are entitled to cast in the election of Directors; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

          Section 7-4. Changes in Pennsylvania Law. References in this Article
          -----------  ---------------------------
VII to Pennsylvania law or to any provision thereof shall be to such law as it existed on the date this Article VII was adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of Directors or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in this Article shall continue as theretofore to the extent permitted by law; and
(b) if such change permits the Corporation without the requirement of any further action by shareholders or Directors to limit further the liability of Directors (or limit the liability of officers) or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

                          ARTICLE VIII - FISCAL YEAR
                          --------------------------

          Section 8-1. Determination of Fiscal Year. The Board of Directors
          -----------  ----------------------------
shall have the power by resolution to fix the fiscal year of the Corporation. Unless otherwise specified by the Board of Directors, the fiscal year shall end on September 30.

                            ARTICLE IX - AMENDMENTS
                            -----------------------

          Section 9-1. Except as otherwise expressly provided in Sections 7-3
          -----------
and 9-2:

               (a) Shareholders. The shareholders entitled to vote thereon shall
                   -------------
have the power to alter, amend, or repeal these Bylaws, by the vote of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast thereon, at any regular or special meeting, duly convened after notice to the shareholders of such purpose. In the case of a meeting of shareholders to amend or repeal these Bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the Bylaws.

               (b) Board of Directors. The Board of Directors (but not a
                   ------------------
committee thereof), by a vote of the majority of Directors then in office, shall have the power to alter, amend, and repeal these Bylaws, regardless of whether the shareholders have previously adopted the Bylaw being amended or repealed, subject to the power of the shareholders to change such action, provided that the Board of Directors shall not have the power to amend these Bylaws on any subject that is expressly committed to the shareholders by the express terms hereof, by Section 1504 of the Pennsylvania BCL or otherwise.

          Section 9-2. Special Provision for Amending Classified Board. The
          -----------  -----------------------------------------------
terms of Section 3-1(f) with respect to the classification of the Board of Directors shall be amended only by the vote of the shareholders entitled to cast at least three-fourths (3/4) of the votes all shareholders are entitled to cast thereon, at any regular or special meeting, duly convened after notice to the shareholders of such purpose.

          Section 9-3. Amendment of Bylaws by Independent Directors.
          -----------  --------------------------------------------

          (a) The approval of at least a majority of the Corporation's Independent Directors (as defined below) shall be required to approve any amendment to these Bylaws that would contravene or otherwise alter the terms of that certain Amended and Restated Shareholder Agreement by and among the Corporation and Ronald L. Jensen, Gladys M. Jensen, Jeffrey J. Jensen, Jami J. Jensen, Julie J. Jensen, Janet Jensen and James J. Jensen (each a "Shareholder") dated as of March 30, 2001, as such agreement shall be amended from time to time (the "Shareholder Agreement").

          (b)  Definitions. For the purpose of these Bylaws, the following terms
               -----------
shall have the following meanings:

               (i) Independent Director. "Independent Director" means a director of the Company who is not (apart from such directorship) (i) an officer, director, Affiliate, employee, shareholder, consultant or partner of a Shareholder or any Affiliate of a Shareholder or of any entity that was dependent upon a Shareholder or any Affiliate of a Shareholder for more than 5% of its revenues or earnings in its most recent fiscal year, or (ii) an officer, employee, consultant or partner of the Company or any Affiliate of the Company or an officer, employee, shareholder, consultant or partner of an entity that was dependent upon the Company or any Affiliate of the Company for more than 5% of its revenues or earnings in its most recent fiscal year.

               (ii) Affiliate. An "Affiliate" of a Person shall have the meaning set forth in Rule 12b-2 of the Exchange Act as in effect on the date hereof. In addition, for purposes of this Agreement, each Shareholder shall each be deemed to be an Affiliate of each other Shareholder.

              ARTICLE X.  AMENDMENTS TO ARTICLES OF INCORPORATION
              ---------------------------------------------------

          Section 10.1. Amendments by Independent Directors. The approval of at
          ------------  -----------------------------------
least a majority of the Corporation's Independent Directors shall be required to approve any amendment to the Articles of Incorporation, as amended, of the Corporation that would contravene or otherwise alter the terms of the Shareholder Agreement.

             ARTICLE XI. INTERPRETATION OF BYLAWS -- SEPARABILITY
             ----------------------------------------------------

          Section 11-1. Interpretation. All words, terms and provisions of these
          ------------  --------------
Bylaws shall be interpreted and defined by and in accordance with the Pennsylvania BCL.

          Section 11-2. Separability. The provisions of these Bylaws are
          ------------  ------------
independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                   ARTICLE XII. DETERMINATIONS BY THE BOARD
                   ----------------------------------------

          Section 12-1. Effect of Board Determinations. Any determination
          ------------  ------------------------------
involving interpretation or application of these Bylaws made in good faith by the Board of Directors shall be final, binding and conclusive on all parties in interest.